U.S. Office 3266 W. Galveston Dr., #101 Apache Junction, AZ 85120 480-288-6530 tel 480-288-6532 fax	PASSPORT POTASH INC. Cultivating Global Growth	Canadian Office 608, 1199 West Pender Street Vancouver, B.C. V6E 2R1 604-687-0300 tel

Strictly Private and Confidential

February 13, 2012

Southwest Exploration
19935 E. Sonoqui Blvd.
Queen Creek, Arizona 85242

Attention:           Floyd Bleak, CEO

Re:        Mineral Property Option Agreement

Dear Mr. Bleak:

Passport Potash Inc. ("PPI"), formerly Passport Metals Inc., and Southwest Exploration Inc. ("Southwest" and collectively the "Parties") entered into that certain Mineral Property Option Agreement dated the 30th day of September 2008 ("Option Agreement"), wherein Southwest granted to PPI an option to purchase a 100% interest in the Arizona State Land Department exploration leases attached hereto as Exhibit A (the “Interest"). PPI has fulfilled the terms of the Option Agreement and exercised its option to purchase the 100% Interest.

The Option Agreement is subject to a 1% Net Smelter Royalty ("NSR") in favor of Southwest, which PPI has the option to purchase in full, according to section 5.4 of the Option Agreement, for a cash payment of US$1,000,000 ("NSR Payment"). PPI desires to exercise its option to purchase the full NSR.

Upon receipt of the NSR Payment, Southwest agrees to sign and return to PPI the enclosed Quit Claim Deed and acknowledges that a 100% right, title and interest in and to the NSR vests in PPI, or its subsidiaries, free and clear of all charges, encumbrances and claims.

If the foregoing is in accordance with your understanding, please indicate Southwest's agreement by signing and returning a copy of this letter, and by signing and returning the enclosed Quit Claim Deed.

Remainder of Page Left Intentionally Blank
Signature Page to Follow

Sincerely,

PASSPORT POTASH INC.

By:	/s/ Joshua Bleak
Joshua Bleak, CEO

Accepted and agreed to as of the date first set out above.

SOUTHWEST EXPLORATION INC.

By:	/s/ Floyd Bleak
Floyd Bleak, President

Exhibit A

Arizona State Land Department Exploration Leases

Lease Number	Township	Range	Section	Acres
08-113251	16N	23E	06	727.03
08-113252	16N	23E	14	480
08-113254	16N	23E	16	640
08-113255	16N	23E	18	725.34
08-113256	16N	23E	20	640
08-113257	16N	23E	22	640
08-113258	16N	23E	24	640
08-113259	16N	23E	26	640
08-113260	16N	23E	28	640
08-113261	16N	23E	30	720.94
08-113262	16N	23E	32	640
08-113263	16N	23E	34	640
08-113264	16N	23E	36	640

When Recorded, Mail To:
PPI Holding Corporation
3346 W. Guadalupe Rd.
Apache Junction, AZ 85120

Exempt Per A.R.S. 11-1134(A1)

QUITCLAIM DEED

KNOW ALL MEN BY THESE PRESENTS:

          That Southwest Exploration, Inc, an Arizona corporation, (the "Grantor") for the consideration of Ten (10) Dollars, and other valuable consideration, hereby conveys and quitclaims unto PPI Holding Corporation, an Arizona corporation, any and all of the Grantor's right, title, and interest in the NSR Royalty in certain exploration leases situated in the State of Arizona, United States of America, the specific descriptions of which are attached hereto as Schedule "A", as the terms of the purchase of the NSR Royalty have been satisfied in full as set forth in Part 5 of the Mineral Property Option Agreement dated as of the 30 day of September, 2008 between the Grantor and Passport Metals, Inc.

IN WITNESS WHEREOF, SOUTHWEST EXPLORATION, INC has executed and delivered this Quitclaim Deed as of this 13 day of March, 2012.

GRANTOR, SOUTHWEST EXPLORATION, INC

/s/ Floyd Bleak
Grantor, President of Southwest Exp

State of Arizona	)
	)ss.	ACKNOWLEDGEMENT
County of Maricopa	)

          On this 13TH day of March, 2012, before me, the undersigned Notary Public, personally appeared Floyd Bleak, known to me to by the individual(s) who executed the foregoing instrument and acknowledged the same to be his (her) (their) free act and deed.

My Commission Expires: June 29, 2015 Dawn M. Whitley
Notary Public

Schedule A

Lease Number	Township	Range	Section	Acres
08-113251	16N	23E	06	727.03
08-113252	16N	23E	14	480
08-113254	16N	23E	16	640
08-113255	16N	23E	18	725.34
08-113256	16N	23E	20	640
08-113257	16N	23E	22	640
08-113258	16N	23E	24	640
08-113259	16N	23E	26	640
08-113260	16N	23E	28	640
08-113261	16N	23E	30	720.94
08-113262	16N	23E	32	640
08-113263	16N	23E	34	640
08-113264	16N	23E	36	640